Events After the Reporting Date	12 Months Ended
Dec. 31, 2017
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Date

32. Events after the reporting date

By order of the Cologne District Court 1 February 2018, Mr. Reinhold Eyring, partner of the Ashurst LLP legal practice in Frankfurt, was appointed to be a member of the Supervisory Board. He is appointed until the next Ordinary Annual Gen Meeting of Biofrontera AG.

American Depositary Shares each representing two ordinary shares of Biofrontera have been listed on the NASDAQ Capital Market in the U.S. since 14 February 2018. The American Depositary Shares (ADS) that are traded on NASDAQ each securitise the right to two no par value ordinary shares of Biofrontera AG.

The company implemented the capital increase in connection with the NASDAQ listing. The company’s share capital was increased by EUR 6.0 million by way of a capital increase against cash capital contributions through issuing 6.0 million new ordinary registered shares each with a proportional amount in the share capital of EUR 1.00 (“New Shares”). Statutory subscription rights were granted to shareholders subject to a fractional amount. The New Shares also served as the basis to create ADS that were publicly offered in the U.S.. Each ADS securitises two of the company’s ordinary shares. In the U.S., ADS were offered to investors for purchase subject to the shareholders’ subscription right to the New Shares. A total of 1.2 million ADS were placed. The subscription price for the New Shares was set on 9 February 2018 at EUR 4.00 per New Share. The net proceeds from the capital measures amounted to EUR 21.6 million.

In March 2018, the company announced the early repayment of the Convertible Bond 2016-21 as of 30 April 2018.

In March 2018, the exercise prices for the two convertible bonds were reduced by EUR 0.25 each to EUR 4.75, pursuant to the bonds’ terms and conditions.

On 5 March 2018, the European Commission issued approval for daylight therapy with Ameluz® to treat actinic keratosis and field cancerisation.

In March 2018, DUSA Pharmaceuticals Inc filed a lawsuit against Biofrontera AG and all subsidiaries in the District Court of Massachusetts alleging infringement of its patents No. 9,723,991 and No. 8,216,289 relating to the sale of our BF-RhodoLED® in the United States. We believe that these claimed lack merit and intend to defend against them vigorously.

No further events subject to mandatory reporting occurred after the balance sheet date through the reporting date of April 25, 2018.